CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			J		1	13
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001		28-Jul-2014
6. ISSUED BY	CODE	N00421	7. ADMINISTERED BY (If other than item 6)	CODE	S3605A
NAVAL AIR WARFARE CENTER AD-PAX CODE 2.5.1.13 21983 BUNDY RD BLDG 441 PATUXENT RIVER MD 20670			DCMA DAYTON AREA C. BUILDING 30 1725 VAN PATTON DRIVE WRIGHT-PATTERSON AFB OH 45433-5302
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4868 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			x	10A. MOD. OF CONTRACT/ORDER NO. N00421-14-D-0025

			x	10B. DATED (SEE ITEM 13) 16-Jul-2014
CODE 0CCL9		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended, ☐		is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning		copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PERSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

x			D. OTHER (Specify type of modification and authority) IAW FAR 43.103 (a). By mutual agreement of the parties.

E. IMPORTANT: Contractor	☐	is not, ☒	is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: silverda147442
The purpose of this modification is to:
1. Accept the transfer of Government property from Contract N00421-11-C-0030, N00421-12-C-0047, and N00421-12-C-0049 and update
Clause 5252.245-9500 (a) (2) accordingly.
Note: Residual Government Furnished Material (GFM) Silver was removed from Contracts N00421-11-C-0030 and N00421-12-C-0047.
2. Make corrections to Section J List of Documents, Exhibits, and Other Attachments.
Except as noted herein, all other contract terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Scott Newman,. ERAPSCO Contracts			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michael J. Coon
			TEL: 301 757 7114	EMAIL: michael.coon@navy.mil
15B. CONTRACTOR/OFFEROR /s/ Scott Newman (Signature of person authorized to sign)		15C. DATE SIGNED 7/28/2014	16B. UNITED STATES OF AMERICA /s/ Michael J. Coon (Signature of Contracting Officer)		16C. DATE SIGNED 7/29/14

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

5252.245-9500	GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS CONTRACT (NAVAIR) (MAY 2012)
    (a) Authorization is granted to use the Government property identified below without rental charge in the performance of this contract and subcontracts of any tier issued hereunder (see FAR 45.201(a) for further information regarding identification requirements):
(1) Government property currently accountable and managed under the following contracts:
    None

         (2) Government furnished property to be provided under this contract:

Nomenclature/Description	Part/Model Number and National Stock Number	Mfg	Serial Number (Unique Item Identifier)	Quantity/	As Is: Yes/No	Unit Acq
				Unit of Issue		Cost

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
(silverda147442)

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
(silverda147442)

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
(silverda147442)

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]`	[_____]	[_____]	[_____]	[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025
(silverda147442)

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]

[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]

        (3) Government furnished material, as defined in FAR 45.101, to be provided under this contract:
To be proposed by the offeror IAW H.2 Intent To Furnish Precious Metals As Government Furnished Material
*The Government agrees to allow rent free use of GFE provoded on this contract for international orders.

         (4) If authority has been granted in accordance with FAR 51.102, Contractor access to Government supply sources is authorized for the following items. Paragraph (b) does not apply to purchases under the NMCI/CoSC contract.
None

    (b) The contractor shall prepare requisition documentation for the items listed in paragraph (a)(4) above in accordance with the “Military Standard Requisitioning and Issue Procedures (MILSTRIP) for Defense Contractors”, DoD 4000.25-1- M, Chapter 11, which is available at http://www.dtic.mil/whs/directives under publications. The contractor shall submit all requisitions for material from the supply system to the Material Control Activity specified in Section G of this contract.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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(c) Government property provided above (except for special tooling and special test equipment as defined in FAR 2.101) shall not be installed or constructed or otherwise affixed to property not owned by the Government in such a fashion as to be nonseverable unless written authorization has been obtained from the Contracting Officer.
(d) The contractor is responsible for scheduling the use of all property covered by this clause and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the contractor due to use of any or all such property, either under this contract or any other contracts under which use of such property is authorized.

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:
EXHIBITS AND ATTACHMENTS
    Exhibit A - CDRLs A001-A00K(DD Form 1423)

CDRL # DESCRIPTION
A001 Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84
A002 Test Plan AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A003 Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A004 Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84

A005 Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A006 Request for Deviation (RFD)AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A007 Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A008 Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A009 Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00A Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00B Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00C Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00D Monthly Status Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
A00E Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00F Test/Inspection Report AN/SSQ-53F
A00G Operating Instructions MK-84 MOD 1 SUS
A00H Computer Program End Item Documentation AN/SSQ-101A
A00J Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00K Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84

Exhibit B - Drawings

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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Drawing	Description
NAVAIR DL & Drawing 1458AS202	Container assembly, sonobuoy, unsealed, CNU/239E
NAVSEA DL & Drawings 7375860 – 7375876	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
WR-54/131B
Weapons Requirement, Palletizing Fleet Issue Unit Load, Signal, Underwater Sound MK 59 MOD 0A, MK 61, MK64 MOD 0, MK 82 MODS 0 and 1, MK 83, MK 84, MK 123, MK 128 MOD 0, In Small Arms Ammunition Box MK 1 Mod 0.

NAVAIR 2127753	(MK-84 MOD 1 SUS) Tray, Bottom
NAVAIR 2127754	(MK-84 MOD 1 SUS) Tray, Intermediate
NAVAIR 2127755	(MK-84 MOD 1 SUS) Tray, Top
NAVAIR 2127756	(MK-84 MOD 1 SUS) Pack, Shipping and Storage (for Signals, Underwater Sound)
NAVAIR 2302052	(MK-84 MOD 1 SUS) Tail Fin
BUORD 1124247	(MK-84 MOD 1 SUS) Pin, Retaining, Safety

Attachments:

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
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DOCUMENT TYPE	DESCRIPTION	DATE
Attachment 1	PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A REVB CHG2	01/29/13
Attachment 2	GENERAL SPECIFICATION FOR SIGNAL, UNDERWATER SOUND (SUS) MARK 84 MOD1 REV- CHG0	01/29/13
Attachment 3	PRODUCTION SONOBUOY SPECIFICATION for AN/SSQ-125 MAC SOURCE SONOBUOY REVC CHG2	01/29/13
Attachment 4	PSS Appendix A LAUNCHER CONTAINER, “A” SIZE SONOBUOY LAU-126/A "A" SIZE SONOBUOY LAUNCHER CONTAINER (SLC) REVA CHG3	01/29/13
Attachment 5	PSS Appendix B SONOBUOY DECELERATOR EFFECTIVE DRAG AREA, BALLISTIC COEFFICIENT AND PARACHUTE CONSTRUCTION REQUIREMENTS REV- CHG3	01/29/13
Attachment 6	PSS Appendix C PRODUCTION SONOBUOY PROGRAM MARKING REQUIREMENTS REVB CHG3	01/29/13
Attachment 7	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG4	01/29/13
Attachment 8	PSS Appendix E REQUIREMENTS FOR THE SONOBUOY COMMAND FUNCTION SELECTION SYSTEM REVA CHG3	01/29/13
Attachment 9	PSS Appendix F HAZARDS OF ELECTROMAGNETIC RADIATION TO ORDNANCE (HERO) CERTIFICATION REQUIREMENTS FOR PRODUCTION AND DEVELOPMENT SONOBUOYS REV- CHG3	01/29/13
Attachment 10	PSS Appendix G PALLET LOADING REQUIREMENTS REV- CHG3	01/29/13
Attachment 11	PSS Appendix H SONOBUOY REQUIREMENTS FOR THE CONTROL OF RADIATED ELECTROMAGNETIC INTERFERENCE (EMI) REVA CHG3	01/29/13
Attachment 12	Contract Security Classification Specification (DD Form 254)	06/12/14
Attachment 13	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REVF CHG0)	01/29/13
Attachment 14	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REVC CHG1)	01/29/13
Attachment 15	Subcontracting Plan	09/25/13
Attachment 16	Contract Data Requirements Distribution List	07/21/14
Attachment 17	DPAP Reporting Form - Scheduled Government Furnished Property	01/29/13
Attachment 18	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG5	04/15/13

(End of Summary of Changes)